Exhibit 10.1

CFI Hendon Holdings, LLC
515 S. Flower St., 44th Floor
Los Angeles, CA 90071
September 25, 2020
BY FEDERAL EXPRESS

N1 Hendon Holdings, LLC
515 S. Flower St., 44th Floor
Los Angeles, CA 90071
Attention: Director, Legal Department
Email: legal@clny.com

Re:
Amended and Restated Participation Agreement, dated as of February 4, 2019, by and among CFI HENDON HOLDINGS, LLC (together with its successors and assigns as “Senior Participant” and in its capacity as Servicer (as defined therein)) and N1 HENDON HOLDINGS, LLC (together with its successors and assigns as “Junior Participant”) with respect to a certain loan secured by first lien mortgages, deeds to secure debt or deeds of trust on multiple parcels of, or estates in, real property located as described on the Purchase Schedule (as defined therein) (as the same may be further amended, modified, restated and/or supplemented from time to time, the “Participation Agreement”).

Ladies and Gentlemen:

Reference is hereby made to the Participation Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Participation Agreement.

Reference is also hereby made to that certain letter agreement to be entered into on, and dated as of, the date hereof between the Borrower Parties (as defined therein) and Junior Participant (in its capacity as Lender), attached hereto as Exhibit A (the “DPO Letter”). Pursuant to the DPO Letter, Junior Participant (in its capacity as Lender) has agreed to allow for the discounted payoff of the Mortgage Loan in accordance with, and subject to, the terms and conditions therein.

Senior Participant, Servicer and Junior Participant hereby acknowledge and agree as follows:

1.Each Participant (i) has reviewed and approved the DPO Letter, (ii) consents to the terms and conditions of the DPO (as defined in the DPO Letter) of the Mortgage Loan pursuant to the terms of the DPO Letter and (iii) agrees to be bound by the terms of the DPO Letter.

2.In consideration for Junior Participant’s entry into this letter agreement and its approval of the DPO of the Mortgage Loan, Senior Participant hereby agrees that, notwithstanding anything to the contrary contained in the Participation Agreement, upon satisfaction of the DPO Conditions (as defined in the DPO Letter) in accordance with the DPO Letter, Senior Participant shall distribute a portion of the DPO Payment (as defined in the DPO Letter) received by Senior

Participant in the amount of $3,300,000.00 (the “Junior Participant’s DPO Proceeds”), which is approximately ten percent (10%) of the DPO Payment amount, to Junior Participant together with all accrued and unpaid interest on Tranche A (as defined in the Mortgage Loan Agreement) from September 9, 2020 to and including the Closing Date (as defined in the DPO Letter) which shall be payable to Junior Participant in accordance with Section 3(d) of the Participation Agreement (the “Accrued Interest”); provided, that, in the event that the DPO Conditions have not been satisfied prior to November 1, 2020, on November 1, 2020, the Junior Participant’s DPO Proceeds shall be increased by $100,000.00, and such Junior Participant’s DPO Proceeds shall thereafter be increased by an additional $100,000.00 on the first day of each subsequent month following November 1, 2020, to the extent that the DPO Conditions have not been satisfied prior to such date. Notwithstanding anything to the contrary contained in the Participation Agreement, the payment to Junior Participant of the Junior Participant’s DPO Proceeds together with the Accrued Interest upon satisfaction of the DPO Conditions shall be the only payment owed to Junior Participant with respect to the Junior Participation in connection with the DPO of the Mortgage Loan, and Junior Participant shall not be entitled to receive any other amounts relating to the Junior Participation (pursuant to the Participation Agreement or otherwise) in connection with the DPO of the Mortgage Loan.

3.Notwithstanding anything to the contrary contained herein, neither Participant shall be subject to (i) any liability or obligation relating to the satisfaction of the DPO Conditions, or (ii) any penalty or any other liability in the event that the DPO of the Mortgage Loan does not close in accordance with the terms of the DPO Letter as a result of the failure by Mortgage Loan Borrower to satisfy the DPO Conditions. The terms and conditions of this letter agreement shall be null and void in the event that the DPO of the Mortgage Loan does not close in accordance with the terms of the DPO Letter as a result of the failure by Mortgage Loan Borrower to satisfy the DPO Conditions.

4.The Participation Agreement is hereby ratified and confirmed and shall continue in full force and effect, and there are no other covenants, conditions or understandings, either written or oral, with respect to the subject matter hereof between the parties hereto except as set forth in the Participation Agreement and this letter agreement. In the event of any conflict between the terms of the Participation Agreement and this letter agreement, the terms of this letter agreement shall control.

5.This letter agreement may be executed in multiple counterparts, each of which is to be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. The exchange of signature pages by facsimile or .pdf transmission shall constitute effective delivery of such signature pages and may be used in lieu of the original signature pages for all purposes. Signatures of the parties hereto transmitted by facsimile or .pdf shall be deemed to be their original signatures for all purposes.

6.This letter agreement shall be governed in accordance with Section 20 of the Participation Agreement, and such Section 20 is hereby incorporated by reference herein with the same force and effect as if fully set forth herein.

7.This letter agreement shall be binding upon and inure to the benefit of Senior Participant and Junior Participant and their respective successors and assigns, whether by voluntary action of the parties or by operation of law.

8.The parties hereto do not intend the benefits of this letter agreement to inure to Mortgage Loan Borrower, any Guarantor (as defined in the DPO Letter) or any other Person (other than the permitted successors and assigns of the parties hereto). This letter agreement may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought.

9.Each party hereby confirms its agreement with the terms of this letter agreement by signing below.

[SPACE INTENTIONALLY LEFT BLANK]

Very truly yours,

SENIOR PARTICIPANT:

CFI HENDON HOLDINGS, LLC

By: /s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

SERVICER:

CFI HENDON HOLDINGS, LLC

By: /s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Hendon – Participation Agreement Side Letter (DPO)
4849-7258-2860

ACKNOWELDGED, ACCEPTED AND AGREED TO IN ALL RESPECTS:

JUNIOR PARTICIPANT: N1 HENDON HOLDINGS, LLC By: N1 LIQUIDATING TRUST, its sole member By: /s/ Frank V. Saracino Name: Frank V. Saracino Title: Chief Financial Officer

Hendon – Participation Agreement Side Letter (DPO)
4849-7258-2860

EXHIBIT A

DPO LETTER

[Attached]

N1 Hendon Holdings, LLC
c/o Colony Capital, Inc.
590 Madison Avenue, 34th Floor
New York, New York 10022

September 25, 2020
BY FEDERAL EXPRESS
KDI Panama Mall, LLC
KDI Panama Center, LLC
KDI Panama Out Parcel, LLC
KDI Athens Mall, LLC
KDI Athens Theater, LLC
KDI Rivergate Mall, LLC
KDI Rivergate Center, LLC
c/o Hendon Properties, LLC
Two Live Oak Center
3445 Peachtree Road, N.E., Suite 465
Atlanta, Georgia 30326
Attention: J. Charles Hendon, Jr.

c/o Kuf Dalet (104) Ltd.
1 Hamenofim Street, 3rd Floor
Herzliyah Pituach, Israel
Attention: Oren Bechor

Re:
That certain Loan Agreement dated as of April 11, 2014, by and between N1 Hendon Holdings, LLC, a Delaware limited liability company, as successor in interest to NS Income DB Loan – Series III, a series of NS Income DB Loan, LLC, as successor in interest to SE Malls Lender NT-I, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”), KDI Panama Mall, LLC, a Georgia limited liability company (“Panama Mall LLC”), KDI Panama Center, LLC, a Georgia limited liability company (“Panama Center LLC”), KDI Panama Out Parcel, LLC, a Georgia limited liability company (“Panama Out Parcel LLC”), KDI Athens Mall, LLC, a Georgia limited liability company (“Athens Mall LLC”), KDI Athens Theater, LLC, a Georgia limited liability company (“Athens Theater LLC”), KDI Rivergate Mall, LLC, a Georgia limited liability company (“RiverGate Mall LLC”) and KDI Rivergate Center, LLC, a Georgia limited liability company (“RiverGate Center LLC”; and, together with Panama Mall LLC, Panama Center LLC, Panama Out Parcel LLC, Athens Mall LLC, Athens Theater LLC and RiverGate Mall LLC, individually and collectively and jointly and severally, “Borrower”), as amended by that certain Loan Modification Agreement, dated February 4, 2019 (collectively, the “Loan Agreement”), by and among Lender, Borrower, J. Charles Hendon, Jr., an individual (“Hendon Guarantor”) and Vaizra Opportunities Ltd., a BVI company (“Vaizra Guarantor”;

and together with Hendon Guarantor, individually, a “Guarantor” and collectively, “Guarantors”; and together with Borrower, collectively, the “Borrower Parties”). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Loan Agreement.

Ladies and Gentlemen:

Borrower has requested the Lender allow a discounted payoff (“DPO”) of the Loan. Lender hereby agrees to Borrower’s request subject to the terms and conditions of this letter agreement. For good and valuable consideration, the parties to this letter agreement hereby agree as follows:

1.On or before the Outside DPO Date (as hereinafter defined), time being of the essence, Borrower shall make a payment to Lender in the sum of Thirty-Three Million and 00/100 Dollars ($33,000,000.00) plus any accrued and unpaid interest on the Loan through and including the date such payment is made (the “DPO Payment”) by wire transfer of immediately available funds in accordance with such settlement statement or payoff letter to be provided by Lender prior to the Closing Date (as hereinafter defined). The date when the DPO Conditions (as hereinafter defined) have been satisfied shall be referred to herein as the “Closing Date”. The parties hereto acknowledge and agree that the scheduled Closing Date is the Outside DPO Date occurring on October 5, 2020. Without limiting the foregoing, Lender shall credit to Borrower on the Closing Date the balance of any funds in any escrow, reserve, impound or similar accounts held by Lender in connection with the Loan against the DPO Payment amount. For purposes of this letter agreement, “Outside DPO Date” means October 5, 2020; provided, that, upon at least five (5) days’ prior notice to Lender, Borrower may extend the Outside DPO Date (i) for up to five (5) calendar days beyond October 5, 2020, and (ii) upon Borrower’s deposit with Lender of a nonrefundable deposit of $1,000,000.00 (the “Additional Deposit”), for up to thirty (30) days beyond October 5, 2020.

2.Simultaneously with the execution and delivery of this letter agreement, Borrower shall deposit with Lender the sum of $1,000,000.00 in cash (the “Deposit”). The Deposit shall be non-refundable and credited to the DPO Payment and paid to Lender on the Closing Date. Subject to the terms and provisions of this letter agreement, provided that the DPO Conditions are satisfied, upon Lender’s receipt of the DPO Payment, Lender shall (i) deliver to Borrower all original promissory notes evidencing the Loan (or, to the extent any such original executed promissory note cannot be found, a copy of such promissory note, together with an original lost note affidavit from Lender) marked “satisfied in full”, and (ii) upon the written request and at the expense of Borrower, take such steps as are necessary to release the Lien of the Loan Documents from the Property, without any recourse, representations or warranties.

3.In the event that the DPO Conditions have not been satisfied by the Outside DPO Date, all of Borrower’s rights hereunder to pay off the Loan at a discount shall immediately terminate and the Deposit and Additional Deposit (if previously paid) shall be retained by Lender and applied, after deducting therefrom any outstanding Lender DPO Costs, towards the payment of Principal of Tranche A. As used herein, “DPO Conditions” means, as of any date, that (i) Borrower has made the DPO Payment (and has paid any outstanding Lender DPO Costs) to Lender and Lender has received such DPO Payment (and payment of such outstanding Lender DPO Costs) on or before the Outside DPO Date, time being of the essence, and (ii) no Event of Default has occurred and is continuing (unless the condition set forth in this clause (ii) has been waived by Lender in its sole and absolute discretion).

4.Each of the Borrower Parties hereby acknowledges and agrees that (a) the Loan Documents to which they are a party are unmodified and in full force and effect, and each of the Borrower Parties hereby reaffirms its respective obligations under the Loan Documents, and (b) Lender has not waived, and has expressly reserved, all of its rights and remedies under or in connection with the Loan Documents, whether pursuant to the terms thereof, at law or in equity. Each of the Borrower Parties hereby represents, warrants and acknowledges to Lender, upon which Lender is relying, that: (i) Borrower and Guarantor are each authorized under applicable law to execute, deliver and perform this letter agreement and all documents, instruments and agreements executed in connection herewith and neither the execution and delivery of this letter agreement nor the fulfillment of or compliance with any of the terms and conditions of this letter agreement will, to the best of each of Borrower and Guarantor’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of or constitute a violation or default under any contract, agreement, applicable law, regulation, judgment, writ, order or decree to which either of Borrower or Guarantor, or their respective properties are subject and (ii) Borrower is not insolvent as of the date of this letter agreement and is not being rendered insolvent by the transactions contemplated herein.

5.In consideration for Lender’s entry into this letter agreement, the Borrower Parties (on behalf of themselves and their respective successors and assigns) (a) do hereby fully, irrevocably, unconditionally and forever remise, release, acquit, satisfy and forever discharge Lender, any and all of its predecessors-in-interest under the Loan, and each of its affiliates, subsidiaries, beneficial owners, servicers, participants and successors and assigns and all of the past, present and future officers, directors, employees, agents, attorneys, and representatives of each (together with Lender, collectively, the “Lender Parties”), of and from any and all Claims (as defined below) arising on or before the date hereof, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or which could, might or may now or hereafter be claimed to now or heretofore exist, of whatever kind, name or nature, whether known or unknown, past or present, latent or patent, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, and whether based on contract, tort, statute or other legal or equitable theory of recovery, each as though fully set forth herein at length, which (in any of the foregoing cases) in any way have arisen or may arise out of, are connected with, or relate to, the Loan, the Loan Documents and/or the Property and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action. As used herein, “Claims” means, collectively, all claims, demands, debts, accountings, bonds, warranties, representations, covenants, promises, agreements, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, executions, cause or causes of action, judgments, debts, controversies, damages, costs, losses and expenses, of every type, kind, nature, description or character. Nothing contained in this Section 5 is intended to or shall be deemed or construed to be a release of any party’s rights or obligations under this letter agreement of any claims first arising after the date hereof. The provisions of this Section 5 shall survive the closing of the transaction contemplated herein or termination of this letter agreement.

6.As additional consideration for Lender’s entry into this letter agreement, effective as of the date the DPO Conditions have been satisfied pursuant to this letter agreement (and without any further action by any party), the Lender Parties shall automatically be deemed to be fully, irrevocably, unconditionally and forever released, discharged and acquitted by the Borrower Parties (on behalf of themselves and their respective successors and assigns) of and from any and all Claims, whether existing prior to, on or following the date that the DPO Conditions have been satisfied, and irrespective of how, why, or by reason of what facts, of whatever kind, name or nature, whether known or unknown, past or present, latent or patent, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, and whether based on contract, tort, statute or other legal or equitable theory of recovery, each as though fully set forth herein at length, which (in any of the foregoing cases) in any way have arisen or may arise out of, are connected with, or relate to, the Loan, the Loan Documents and/or the Property. The provisions of this Section 6 shall survive the closing of the transaction contemplated herein or termination of this letter agreement.

7.Subject to Section 10 hereof, as additional consideration for the Borrower Parties’ entry into this letter agreement, effective as of the date the DPO Conditions have been satisfied pursuant to this letter agreement (and without any further action by any party), the Borrower Parties shall automatically be deemed to be fully, irrevocably, unconditionally and forever released, discharged and acquitted by the Lender (on behalf of itself and its successors and assigns) of and from any and all Released Claims (as defined below), whether existing prior to, on or following the date that the DPO Conditions have been satisfied, and irrespective of how, why, or by reason of what facts, of whatever kind, name or nature, whether known or unknown, past or present, latent or patent, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, and whether based on contract, tort, statute or other legal or equitable theory of recovery, each as though fully set forth herein at length, which (in any of the foregoing cases) in any way have arisen or may arise out of, are connected with, or relate to, the Loan, the Loan Documents and/or the Property. As used herein, (A) “Continuing Claims” means (x) any and all Claims in favor of Lender or any other of the Lender Parties (including, without limitation, any rights of indemnification in favor of Lender or any other of the Lender Parties) arising under (i) Sections 10.2 or 10.11 of the Loan Agreement, (ii) that certain Environmental Indemnity Agreement, dated as of April 11, 2014, made by Borrower and Hendon Guarantor in favor of Lender, (iii) fraud, whether occurring prior to, on, or subsequent to the date that the DPO Conditions have been satisfied pursuant to this letter agreement, and/or (iv) the Guaranty, except to the extent such Claims relate to any actions, events or circumstances that first arise from and after the date that the DPO Conditions have been satisfied, other than to the extent that such Claims relate to Guaranteed Obligations (as defined in the Guaranty) that are caused by the affirmative acts of Hendon Guarantor or its Affiliates, as further set forth in Section 21 of the Guaranty, and (y) any Claims of Lender under this letter agreement; and (B) “Released Claims” means all Claims that are not Continuing Claims. The provisions of this Section 7 shall survive the closing of the transaction contemplated herein or termination of this letter agreement.

8.Each of Lender and Borrower Parties will keep confidential and shall not divulge to any other person or entity, without the other party’s prior written consent any information regarding the other party and/or this letter agreement (and the terms hereof) that is not otherwise publicly available; provided, however, that such information need not be kept confidential to the extent (i) necessary or desirable by Lender in connection with the enforcement of Lender’s remedies under the Loan Documents (provided, that, in the event the DPO Conditions have been satisfied pursuant to this letter agreement, the foregoing shall be limited to apply to Lender’s remedies with respect to any Continuing Claims) or to the extent Lender has received or is entitled to receive such information under the Loan Documents without an obligation of confidentiality thereunder, or (ii) Lender or any Borrower Party is required by law or court order to disclose such information; provided, that Lender and Borrower Parties may disclose any information regarding the other party and/or this letter agreement (and the terms hereof) to such party’s attorneys, accountants, tax advisors, financial advisors, equity partners and funding sources. Notwithstanding the foregoing, Lender and Borrower Parties shall each endeavor to give the other party no less than ten (10) business days advance written notice of any such requirement or court order described in clause (ii) of the preceding sentence unless such notice is prohibited by applicable law so that the other party may seek an appropriate protective order and Lender and Borrower Parties shall each cooperate with the other party at the disclosing party’s sole expense, so that it may take legally available steps to resist or narrow any applicable request, subpoena or order and obtain an appropriate protective order or other remedy. Notwithstanding the foregoing, each of Lender and Borrower Parties shall have no obligation to maintain the confidentiality of any information referred to in this Section 8 in connection with any disclosure required by law or regulation (e.g., securities and exchange commission filings) under which either party is bound. The provisions of this Section 8 shall survive the closing of the transaction contemplated herein or termination of this letter agreement.

9.The Borrower Parties shall be responsible for, and shall pay on demand, all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Lender in connection with negotiating and documenting this letter agreement (and including any costs and expenses incurred by Lender in connection with documenting the loan interest purchase agreement that was contemplated in lieu of this letter agreement) and/or effectuating the transaction contemplated herein in accordance with this letter agreement (collectively, the “Lender DPO Costs”), such reimbursed Lender DPO Costs (including, without limitation, the Previously Incurred Lender DPO Costs, but not including the Outstanding Lender Costs (as hereinafter defined)) shall not exceed $40,000.00 in the aggregate. Simultaneously with the execution of this letter agreement, Borrower shall pay (i) all Lender DPO Costs incurred through the date of this letter agreement (the “Previously Incurred Lender DPO Costs”), and (ii) the costs and expenses previously incurred by Lender in connection with the Loan (but unrelated to this letter agreement) that are outstanding as of the date of this letter agreement in the amount of $6,200.00 (the “Outstanding Lender Costs”). The Lender DPO Costs and Outstanding Lender Costs are in addition to (and thus not included in) the DPO Payment.

10.Any other provision of this letter agreement notwithstanding, the terms hereof and the DPO Payment are expressly conditioned upon Lender’s never having the DPO Payment, or any part thereof, recovered, avoided or set aside pursuant to any provision of the United States Bankruptcy Code (the “Code”) or any non-bankruptcy debtor or creditors rights laws, rules or regulations, including without limitation, any preference, fraudulent conveyance or fraudulent transfer avoidance or recovery statute (hereinafter collectively referred to as the “Avoidance Laws”). Upon the filing of any action to set aside the payment of the DPO Payment to Lender as a preferential transfer or fraudulent conveyance under any Avoidance Law or in the event that the DPO Payment, or any part thereof, is ever recovered, avoided or set aside as aforesaid, the Loan and the Loan Documents shall be deemed automatically reinstated and in full force and effect, in each case without the need for any further act or instrument, and Lender shall, thereupon, be entitled to exercise all of the Lender’s rights and remedies under the Loan Documents and at law or in equity. In addition, any costs or expenses incurred by Lender in defending its right to enforce the terms of the Loan Documents in effect without the terminations set forth herein shall automatically be added to the amounts then due and owing under the Loan Documents. Notwithstanding the foregoing, in the event only a portion of the DPO Payment is recovered, avoided or set aside, then Lender shall be entitled to retain the remainder of the DPO Payment not so recovered, avoided or set aside, and apply said sum toward the amounts then due and owing under the Loan Documents. This Section 10 shall survive the closing of the transaction contemplated herein or termination of this letter agreement.

11.IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE PARTIES HERETO THAT NEITHER THIS AGREEMENT NOR RECEIPT BY LENDER OF THE DEPOSIT PURSUANT HERETO SHALL BE DEEMED IN ANY WAY TO ALTER, AMEND, WAIVE, OR OTHERWISE CHANGE ANY TERMS, CONDITIONS, OBLIGATIONS OR RESPONSIBILITIES OF BORROWER OR GUARANTOR UNDER THE LOAN DOCUMENTS IN THE EVENT BORROWER AND/OR GUARANTOR FAILS TO SATISFY THE DPO CONDITIONS BASED ON THE TERMS HEREOF AND THAT THE LOAN DOCUMENTS SHALL NONETHELESS AUTOMATICALLY REMAIN IN FULL FORCE AND EFFECT WITHOUT THE NEED OF ANY ADDITIONAL ACTIONS, AGREEMENTS OR NOTICE WITH RESPECT THERETO.

12.This letter agreement may not be modified, amended or terminated, in whole or in part, except by an agreement in writing signed by the parties hereto. This letter agreement shall be governed by and construed in accordance with New York law, without giving effect to the principles of conflicts of law.

13.From the date hereof and until Lender notifies the Borrower Parties otherwise, the parties hereto agree that in order for any Notice to be effective under the Loan Documents, in lieu of the mechanism set forth in the Loan Documents, Notice must be given as a .pdf attachment to an e-mail to each of the e-mail addresses set forth below for each party and in accordance with this Section 13. Any Notice shall be deemed to have been received either (x) as of the date of the e-mail, if such e-mail was sent prior to 4 P.M. EDT on a Business Day, or (y) on the Business Day immediately succeeding the date of the e-mail, if such e-mail was sent on a day that is not a Business Day or after 4 P.M. EDT on a Business Day. The e-mail addresses for purposes of delivering notice pursuant to this Section 13 to the parties are as follows:

If to Lender:             mbernal@clny.com
And to:             steven.koch@haynesboone.com

And to:            Gregg.Miller@haynesboone.com

If to the Borrower Parties:    charlie@hendonproperties.com
And to:            tmitchell@hendonproperties.com
And to:            asaf@kufdalet.com
And to:            bob.simons@hartmansimons.com

14.This letter agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this letter agreement or in any other certificate, agreement or document related to this letter agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The signature of a party to this letter agreement may be in the form of an image of its manually executed signature transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) or an electronic signature executed through DocuSign. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each party to this letter agreement hereby waives any defenses to the enforcement of the terms of this letter agreement based on the form of the signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of the parties’ execution of this letter agreement.

15.Provided that no Event of Default has occurred and is continuing, during the period between the date hereof and the earlier of (i) the Outside DPO Date, or (ii) the earlier termination of this letter agreement, Lender agrees to refrain from discussions or negotiations with any unaffiliated third party regarding the sale of the Loan or from otherwise marketing the Loan for sale.

[SPACE INTENTIONALLY LEFT BLANK]

Very truly yours,

LENDER:

N1 HENDON HOLDINGS, LLC,
a Delaware limited liability company

By: ___________________________
Name: Frank V. Saracino
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

ACKNOWELDGED, ACCEPTED AND AGREED TO IN ALL RESPECTS:
BORROWER:

KDI PANAMA MALL, LLC,
a Georgia limited liability company

By: KDI Hendon Holding Company, LLC,
        its Sole Member

        By: Hendon Three Mall Holdings, LLC,
                its Manager

        By: ___________________________
             J. Charles Hendon, Jr., Sole Member

KDI PANAMA CENTER, LLC,
a Georgia limited liability company

By: KDI Hendon Holding Company, LLC,
        its Sole Member

        By: Hendon Three Mall Holdings, LLC,
                its Manager

        By:___________________________
             J. Charles Hendon, Jr., Sole Member

KDI PANAMA OUT PARCEL, LLC,
a Georgia limited liability company

By: KDI Hendon Holding Company, LLC,
        its Sole Member

        By: Hendon Three Mall Holdings, LLC,
                its Manager

        By: ___________________________
             J. Charles Hendon, Jr., Sole Member

KDI ATHENS MALL, LLC,
a Georgia limited liability company

By: KDI Hendon Holding Company, LLC,
        its Sole Member

        By: Hendon Three Mall Holdings, LLC,
                its Manager

        By: ___________________________
             J. Charles Hendon, Jr., Sole Member

KDI ATHENS THEATER, LLC,
a Georgia limited liability company

By: KDI Hendon Holding Company, LLC,
        its Sole Member

        By: Hendon Three Mall Holdings, LLC,
                its Manager

        By: ___________________________
             J. Charles Hendon, Jr., Sole Member

KDI RIVERGATE MALL, LLC,
a Georgia limited liability company

By: KDI Hendon Holding Company, LLC,
        its Sole Member

        By: Hendon Three Mall Holdings, LLC,
                its Manager

        By: ___________________________
             J. Charles Hendon, Jr., Sole Member

KDI RIVERGATE CENTER, LLC,
a Georgia limited liability company

By: KDI Hendon Holding Company, LLC,
        its Sole Member

        By: Hendon Three Mall Holdings, LLC,
                its Manager

        By: ___________________________
             J. Charles Hendon, Jr., Sole Member

GUARANTORS:

_ ._________________
J. CHARLES HENDON, JR., an individual

STATE OF            )

                ) ss.:
COUNTY OF            )

On the day of in the year 2020 before me, the undersigned, a Notary Public in and for said State, personally appeared J. CHARLES HENDON, JR., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

________________________
                    Notary Public

VAIZRA OPPORTUNITIES LTD.,
a company registered in the British Virgin Islands

By:
Name:    Vyacheslav Mirilashvili
Title:    Director

STATE OF ____________    )

                ) ss.:
COUNTY OF ____________    )

On the ____ day of ____________ in the year 2020 before me, the undersigned, a Notary Public in and for said State, personally appeared Vyacheslav Mirilashvili, director of VAIZRA OPPORTUNITIES LTD., a company registered in the British Virgin Islands, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

________________________
                    Notary Public